UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 15, 2009

(Date of earliest event reported)

Washington Federal, Inc.

(Exact Name of Registrant as Specified in Its Charter)

WASHINGTON	000-25454	91-1661606
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

425 Pike Street,

Seattle, Washington 98101

(address of Principal Executive Offices) (Zip Code)

(206) 624-7930

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.—Entry into a Material Definitive Agreement.

On September 15, 2009, Washington Federal, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters listed therein (collectively the “Underwriters”), providing for the offer and sale of 21,000,000 shares of common stock of the Company, par value $1.00 per share (the “Common Stock”), sold by the Company at a price of $14.50 per share ($13.81125 per share, net of underwriting discounts). In addition, pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 3,150,000 shares of Common Stock to cover over-allotments, if any. The Underwriters exercised this option in full on September 16, 2009.

The offering of the Common Stock has been registered under the Securities Act of 1933, as amended (the “Securities Act”), by the Company as part of its Registration Statement on Form S-3 (No. 333-161897) (the “Registration Statement”) filed with the Securities and Exchange Commission on September 14, 2009. The Registration Statement was supplemented by a prospectus supplement.

The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the shares. The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

Pursuant to the Underwriting Agreement, certain directors and executive officers of the Company entered into agreements in substantially the form included in the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

The Company is filing certain information relating to Item 14 – “Other Expenses of Issuance and Distribution” of the Registration Statement (the “Expenses Information”) as part of this Current Report on Form 8-K that is to be incorporated by reference into the Registration Statement. The Expenses Information is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01—Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1.1—Underwriting Agreement dated September 15, 2009

Exhibit 5.1—Opinion of Perkins Coie LLP

Exhibit 23.1—Consent of Perkins Coie LLP (included in Exhibit 5.1)

Exhibit 99.1—Information relating to Item 14 – “Other Expenses of Issuance and Distribution” of the Registration Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON FEDERAL, INC.

By:	/s/ Brent J. Beardall
Brent J. Beardall
Executive Vice President & Chief Financial Officer